UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

            Date of Report (Date of earliest reported): May 17, 2005


                        Wireless Frontier Internet, Inc.
               (Exact name of registrant as specified in charter)

        Delaware                    000-08281                 75-28904059
(State or other jurisdiction       (Commission               (IRS Employer
   of incorporation)               File Number)             Identification No.)

104 West Callaghan, Fort Stockton, Texas                           79735
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (432) 336-0336

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On May 12, 2005, the company released a press release announcing the restructuring and reduction of employees as an attempt to lower costs. Included in the reduction was the resignation of the company's Chief Financial Officer, Kelly Simmons. Mr. Simmons has agreed to consult with the company on an as-needed basis. See exhibit 99

SECTION 7. OTHER EVENTS

Item 7.01  Other Events

On May 12, 2005, the company released a press release announcing the company is late on its Form 10-KSB for fiscal year ended December 31, 2004 and that the annual audit for the same period is not complete. See exhibit 99


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WIRELESS FRONTIER INTERNET, INC.


Date:  May 18, 2005                     /s/ Alex J. Gonzalez
                                        -------------------
                                            Alex J. Gonzalez
                                            CEO